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                                                                   EXHIBIT 23.1


                        INDEPENDENT AUDITORS' CONSENT

          We consent to the incorporation by reference in this Amendment No.1 to the Registration Statement of E*TRADE Group, Inc. on Form S-3 of our report dated October 13, 1999 appearing in the Annual Report on Form 10-K of E*TRADE Group, Inc. for the year ended September 30, 1999 and to the reference to us under the heading "Experts" in the Prospectus which is part of this Registration Statement.

DELOITTE & TOUCHE LLP

San Jose, California

December 3, 1999